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                             WHIRLPOOL CORPORATION

                                Debt Securities

                            Underwriting Agreement
                            ----------------------

                                                                  March __, 2000


GOLDMAN, SACHS & CO.,
As the Representatives of the
  several Underwriters named in the
  respective Pricing Agreements
  hereinafter described,
85 Broad Street
New York, New York 10004

Dear Sirs:

     From time to time Whirlpool Corporation, a Delaware corporation (the "Company") proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities, which may include warrants in respect thereof (the "Securities"), specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Indenture dated as of March 20, 2000, as amended by the Trust Indenture Reform Act of 1990 (the "Indenture"), between the Company and Citibank, N.A. as Trustee (the "Trustee").

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representative. This Underwriting Agreement shall not be construed as an obligation of the Company
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to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. The Pricing Agreement also may specify such additional terms and conditions as the parties thereto may agree. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-3 in respect of $750,000,000 aggregate principal amount of debt securities of the Company, including the Securities, has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"); the various parts of such registration statement, including all exhibits thereto but excluding Form T-1 and, if applicable, including

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     the information contained in the form of final prospectus filed with the
     Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; such final prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; and any reference to the Prospectus, as amended or supplemented, shall be deemed to refer to the Prospectus, as amended or supplemented, in relation to the applicable Designated Securities in the form in which it is first filed, or mailed for filing, with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing or mailing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents when they became effective or were so filed contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that
     --------  -------

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     this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through, or on behalf of, the Representatives expressly for use in the Registration Statement or the Prospectus, as amended or supplemented, relating to such Securities;

          (c) The Registration Statement, as of its effective date, and the Prospectus, as of its filing date, conformed, and, as of the applicable effective date of any amendment to the Registration Statement or the applicable filing date of any supplement to the Prospectus made by the Company, the Registration Statement as so amended or the Prospectus as so supplemented, as the case may be, conformed or will conform, as the case may be, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date in the case of the Registration Statement and any amendment thereto and as of the applicable filing date in the case of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall
                 --------  -------
     not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through, or on behalf of, the Representatives expressly for use in the Registration Statement or the Prospectus, as amended or supplemented, relating to such Securities;

          (d) Neither the Company nor any of Whirlpool Europe B.V. ("Whirlpool Europe") or Multibras S.A. Eletrodomesticos (collectively with Whirlpool Europe, the "Significant Subsidiaries") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, as amended or supplemented, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, as amended or supplemented, there has not been any material change in the capital stock or long-term debt of the Company and any of its subsidiaries, considered as a

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     whole, or any material adverse change, or any development involving an impending material adverse change, in the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, in each case, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented;

          (e) The Company and each of its Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties and where the failure to so qualify would have a material adverse effect on the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect");

          (f) The Company has an authorized capitalization as included or incorporated by reference in the Prospectus, as amended or supplemented, and all of the issued shares of capital stock of the Company and its Significant Subsidiaries have been duly and validly authorized and issued, and are fully paid and nonassessable; and all of the shares of capital stock of its Significant Subsidiaries owned directly or indirectly by the Company are owned free and clear of all liens, encumbrances, equities or claims (other than with respect to the right of the Company to transfer shares of capital stock of Whirlpool Europe in certain circumstances);

          (g) The principal manufacturing and service facilities referred to in the Company's Annual Report on Form 10-K for the year ended December 31, 1999 under the caption "Properties" are either owned or leased by the Company or one of its subsidiaries and, if owned, are held under good title, subject to no defects or encumbrances which would materially interfere with the conduct of the business of the Company and its subsidiaries considered as a whole and, if leased, are held under valid and enforceable leases with no exceptions which would materially interfere with such conduct;

          (h) The filing of the Registration Statement with respect to the Securities and the issuance and sale of the Securities pursuant to this Agreement have been duly

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     authorized, and, when Designated Securities are duly executed, authenticated, issued, delivered and paid for pursuant to this Agreement, the Pricing Agreement with respect to such Designated Securities and the Indenture, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, except as may be limited by bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and general equity principles, which Indenture will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized, executed and delivered by each of the Company and, to the Company's knowledge, the Trustee and is duly qualified under the Trust Indenture Act and, at the Time of Delivery of such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture conform, and the Designated Securities will conform, in all material respects, to the descriptions thereof in the Prospectus, as amended or supplemented with respect to such Designated Securities;

          (i) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not materially conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or, to the best of the Company's knowledge, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of

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     the other transactions contemplated by this Agreement or any Pricing
     Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated hereby;

          (j) Neither the Company nor any of its Significant Subsidiaries is in violation of its By-laws or Certificate of Incorporation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of its properties may be bound;

          (k) Other than as set forth or contemplated in the Prospectus, as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or to which any property of the Company or any of its Significant Subsidiaries is subject other than litigation or other proceedings which, in the opinion of the Company, will not in the aggregate have a Material Adverse Effect; and, to the best of the knowledge of the Company's officers, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (l) Each of the accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

          (m) Immediately after the sale of Securities by the Company hereunder, the aggregate amount of Securities which shall have been issued and sold by the Company pursuant to the Registration Statement will not exceed the amount of Securities registered under the Registration Statement.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representa tives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus, as amended or supplemented.

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     4.   Designated Securities to be purchased by each Under writer pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered, by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account or accounts specified in writing by the Company to the Representatives at least forty-eight hours in advance or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

     5.   The Company agrees with each of the Underwriters of any Designated
Securities:

          (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities if such further amendment or supplement is reasonably disapproved by the Representatives for such Designated Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed, or mailed for filing, with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the

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     qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, promptly to use reasonable efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of the applicable Pricing Agreement, as amended or supplemented, to furnish the Underwriters with copies of the Prospectus, as amended or supplemented, in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

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          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement and any post-effective amendment thereto, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company, Rule 158); and

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of
     (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives, which consent will not be unreasonably withheld.

          (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of the Pricing Agreement for such Designated Securities, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for

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the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities;
(vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery for such Designated Securities, true and correct in all material respects, the condition that the Company shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus, as amended or supplemented, with respect to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of the Pricing Agreement for such Designated Securities; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

          (b) Mayer, Brown& Platt, counsel for the Underwriters, or such other counsel acting for the Underwriters, shall have furnished to the Representatives such written opinion or opinions, dated the Time of Delivery for such Designated

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     Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Registration Statement, the Prospectus, as amended or supplemented, and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Daniel F. Hopp, Esq., Senior Vice President and General Counsel of the Company, shall have furnished to the Representatives his written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives, to the effect that:

               (i) Each of the Company and its Significant Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties and where the failure to so qualify would have a Material Adverse Effect;

               (ii) The Company has an authorized capitalization as included or incorporated by reference in the Prospectus, as amended or supplemented, and all of the issued shares of capital stock of the Company and its Significant Subsidiaries have been duly and validly authorized and issued, and are fully paid and nonassessable; and all of the shares of capital stock of its Significant Subsidiaries owned directly or indirectly by the Company are owned free and clear of all liens, encumbrances, equities or claims (other than with respect to the right of the Company to transfer shares of capital stock of Whirlpool Europe in certain circumstances);

               (iii) Such counsel is not aware of any legal or governmental proceedings pending to which the Company or any of its Significant Subsidiaries is a party or to which any property of the Company or any of its Significant Subsidiaries is the subject other than as described in the Prospectus, as amended or supplemented, and other than litigation or other proceedings which in the opinion of such counsel are not required to be described in the Prospectus, as

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          amended or supplemented, and other than litigation or other proceedings which in the opinion of such counsel are not required to be described in the Prospectus, as amended or supplemented, and which, after consultation with the Company, such counsel does not believe could reasonably be expected to have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (iv) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

               (v) The Designated Securities have been duly authorized and, when duly executed, authenticated, issued, delivered and paid for as provided in this Agreement, the Pricing Agreement and the Indenture, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture except as may be limited by bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and general equity principles; and the Designated Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus, as amended or supplemented;

               (vi) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the trustee thereunder) constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

               (vii) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not materially conflict with or result in a material breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or properties;

               (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters in the manner contemplated hereby;

               (ix) The documents incorporated by reference in the Prospectus, as amended or supplemented (other than the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and nothing has come to the attention of such counsel to cause him to believe that any of such documents (other than the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom), when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (x) The Registration Statement and the Prospectus and any amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; nothing has come to the attention of such counsel to cause him to believe that, as of its effective date, the Registration Statement or any amendment thereto (other than the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that either the Registration Statement, including any amendment thereto (as of the Time of Delivery), or the Prospectus or any supplement thereto (as of the date of the Prospectus or supplement thereto, respectively) or the Prospectus, as amended or supplemented (as of the Time of Delivery) (other than the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus, as amended or supplemented, or required to be described in the Registration Statement or the Prospectus, as amended or supplemented, which are not filed or incorporated by reference or described as required. In rendering such opinion, such counsel may rely to the extent he deems appropriate upon certificates of officers of the Company, of officers of any subsidiary of the Company and of public officials as to factual matters and, if expressly so stated, upon opinions of other counsel (other than the opinion required by Section 7(d) hereof, except as provided below), which other counsel and opinions shall be reasonably satisfactory to the Representatives and which opinions shall be furnished to the Representatives. Such counsel may limit his opinion to matters relating to United States federal laws, the laws of the State of Michigan and the corporate law of the State of Delaware. Insofar as the opinions of such counsel relate to the laws of the State of New York, such counsel may rely on the opinion of counsel referenced in Section 7(d) hereof.

          (d) Kirkland & Ellis, counsel to the Company, or such other counsel to the Company reasonably satisfactory to the Representatives, shall have furnished to the Representatives their written opinion, dated the Time of Delivery with respect to such Designated Securities in form and substance reasonably satisfactory to the Representatives, to the effect that the Registration Statement and the Prospectus, as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements, related schedules and other financial data included or incorporated by reference therein or omitted therefrom, and other than documents incorporated therein by reference, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and such counsel shall further state that nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement or any amendment thereto (as of the time the Registration Statement or such amendment became effective) (other than the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom and other than documents incorporated by reference therein) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that either the Registration Statement, including any amendment thereto (as of the Time of Delivery), or the Prospectus or any supplement thereto (as of the date of the Prospectus or supplement thereto, respectively) or the Prospectus, as amended or supplemented (as of the Time of Delivery) (other than the financial statements and related schedules and other financial data included or incorporated by reference therein or omitted therefrom, and other than documents incorporated by reference therein), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In rendering such opinion, such counsel may rely to the extent it deems appropriate upon certificates of officers of the Company, of officers of any subsidiary of the Company and of public officials as to factual matters. Such counsel may limit its opinion to matters relating to United States federal laws, the laws of the States of Illinois and New York and the corporate law of the State of Delaware;

          (e) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance reasonably satisfactory to the Representatives;

          (f) (i) The Company and its subsidiaries considered as a whole shall not have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, as amended or supplemented prior to the date of the Pricing Agreement with respect to the Designated Securities, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented prior to the date of the Pricing Agreement with respect to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus, as amended or supplemented, there shall not have been any change material to the Company and its subsidiaries considered as a whole in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any change, or any development involving an impending change, in the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, in each case, otherwise than as set forth or contemplated in the Prospectus, as amended or supplemented prior to the date of the Pricing Agreement with respect to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus, as amended or supplemented;

          (g) Subsequent to the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause
     (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus, as amended or supplemented; or (iv) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, or any such organization shall have announced publicly that it has placed any of such debt securities on what is commonly termed a "watch list" for possible downgrading;

          (h) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company reasonably satisfactory to the Representatives dated as of such Time of Delivery as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed, at or prior to such Time of Delivery and as to the matters set forth in subsections (a) and (f) of this Section;

          (i) The Company shall not have made, after the date of the Pricing Agreement for any Designated Securities and prior to the Time of Delivery for such Designated Securities, any amendment or supplement to the Registration Statement or Prospectus, as amended or supplemented, which shall have been reasonably disapproved by the Representatives for such Securities; and

          (j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of Prospectuses on the Business Day next succeeding the date of the applicable Pricing Agreement.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registra tion Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any
                 --------  -------
such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus, as amended or supplemented, relating to such Securities; and provided, further, that, in the event that the Prospectus, as amended or supplemented, shall have been further amended or supplemented and copies thereof, as so further amended or supplemented, furnished to each Underwriter prior to the confirmation of any sales of Designated Securities, such indemnity with respect to the Prospectus, as amended or supplemented, shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Designated Securities which are the subject thereof if such person did not, at or prior to the confirmation of the sale of Designated Securities to such person, receive a copy of the Prospectus (excluding documents incorporated by reference) as so further amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus, as amended or supplemented, was (i) corrected in the Prospectus as so further amended or supplemented and (ii) identified to the Underwriters prior to the confirmation of the sale of the Designated Securities.

     (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satis factory to such indemnified party (who shall not, except with the consent of the indemnified party (which consent shall not be unreasonably withheld), be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not be liable for any settlement of any such action effected without its prior written consent (which consent will not be unreasonably withheld or delayed), provided that the indemnifying party has expressly acknowledged in writing its indemnification obligations to the indemnified party or parties hereunder regarding the action to which the Settlement relates. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates and also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. With respect to the Underwriters, such relative fault shall also be determined by reference to the extent (if any) to which such losses, claims, damages or liabilities (or actions in respect thereof) result from the fact that the Underwriters sold securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company had previously furnished copies thereof to the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its prior written consent (which consent will not be unreasonably withheld or delayed), provided that the indemnifying party has expressly acknowledged in writing its indemnification obligations to the indemnified party or parties hereunder regarding the action to which the settlement relates. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein and in such Pricing Agreement. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives and the Company shall each have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days from the date of such notification, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the reasonable opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or

Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provid ed in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Desig nated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for any of the Securities.

     11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except with respect to any non-defaulting Underwriter as provided in Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except with respect to any non-defaulting Underwriter as provided in Section 6 and Section 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing or by telephone if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail or facsimile transmission to the address or facsimile number of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to Whirlpool Corporation, 2000 M-63, Benton Harbor, Michigan 49022-2692 or by facsimile transmission to Facsimile Transmission No. (616) 926-3919, in each case marked Attention: General Counsel; provided, however, that any notice to an
                                        --------  -------
Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail or facsimile transmission to such Underwriter at its address or facsimile number set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address or facsimile number will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Under writers, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement and of each Pricing Agreement. As used herein, the term "Business day" shall mean any day when the office of the Commission in Washington, D.C. is open for business.

     15. This Agreement and each Pricing Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all of such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return six counterparts hereof.

                                    Very truly yours,

                                    WHIRLPOOL CORPORATION


                                    By:________________________
                                       Its:____________________



Accepted in New York, New York
as of the date hereof:



     (Goldman, Sachs & Co.)

                               Pricing Agreement
                               -----------------

                                                                  March __, 2000


GOLDMAN, SACHS & CO.
As Representatives of the several
  Underwriters named in Schedule I hereto, 85 Broad Street
New York, New York 10004


Dear Sirs:

     Whirlpool Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March __, 2000, (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in
Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus, as amended or supplemented to date and relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the facsimile number and address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form to be delivered to you is proposed to be filed, or in the case of a supplement mailed for filing, with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us one counterpart hereof for the Company and one counterpart hereof for each of the Representatives plus one for each counsel, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                    Very truly yours,

                                    WHIRLPOOL CORPORATION


                                    By:_____________________
                                       Its:_________________


Accepted as of the date hereof:



By:____________________________
      (Goldman, Sachs & Co.)

      On behalf of each of the Underwriters

                                   SCHEDULE I
                                   ----------

                                                                 Principal
                                                                 Amount of
                                                                 Designated
                                                                 Securities
                                                                   to be
      Underwriter                                                Purchased
      -----------                                                ----------
Goldman, Sachs & Co...........................................   $
Salomon Smith Barney Inc......................................

     Total....................................................   $

                                  SCHEDULE II


Title of Designated Securities:



Aggregate principal amount:



Price to Public:



Purchase Price by Underwriters:



Specified funds for payment of purchase price:

     Federal (same day) funds

Indenture:

     Indenture, dated as of March 20, 2000, as amended by the Trust Indenture Reform Act of 1990, between the Company and Citibank, N.A., as Trustee

Maturity:



Interest Rate:



Interest Payment Dates:



Redemption Provisions:



Sinking Fund Provisions:

Time of Delivery:

     _____ a.m. (New York City Time), _______, 2000

Closing Location:


Names and addresses of Representatives:

     Designated Representatives:

          Goldman, Sachs & Co.
          Salomon Smith Barney Inc.

     Address for Notices, etc.:

          Goldman, Sachs & Co.
          85 Broad Street
          New York, New York  10004
          Attention:  Registration Department

                                                                        ANNEX II

                              ACCOUNTANTS' LETTER


     Pursuant to Section 7(e) of the Underwriting Agreement, each of the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference, or the financial statements of any subsidiary of the Company used in the preparation of the financial statements of the Company and its subsidiaries included or incorporated by reference, in the Registration Statement or the Prospectus shall furnish letters to the effect set forth in subsection (a) or
(b) of this Annex II, as applicable.

     (a) If such independent certified public accountants have certified the financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement or the Prospectus, their letter shall be to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder adopted by the Commission;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Representatives;

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures, including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (v)(A) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission.

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the three and five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year, respectively, agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not consti tuting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its consolidated subsidiaries, inspection of the minute books of the Company and its con solidated subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, review of letters issued pursuant to

     Section 7(e) of the Underwriting Agreement concerning Multibras S.A. Electrodomesticos and its subsidiaries and Empresa Brasileira de Compressores S.A. - EMBRACO and its subsidiaries (collectively the "Brazilian Subsidiaries") each to the effect set forth in subsection (b) of Annex II to the Underwriting Agreement, inquiries of officials of the Company and its consolidated subsidiaries (other than the Brazilian Subsidiaries) responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited condensed financial statements of operations, consolidated balance sheets and consoli dated statements of changes in financial position included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by refer ence in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations adopted by the Commission, or any material modifications should be made to the unaudited condensed consolidated statements of operations, consolidated balance sheets and consolidated statements of changes in financial position included or incorporated in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (B) any other unaudited income statement data and balance sheet items in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated con densed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or earnings from continuing operations or the total or per share amounts of consolidated net earnings or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus dis closes have occurred or may occur or which are described in such letter; and

          (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, or in documents incor porated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     (b) If such independent certified public accountants certi fied the financial statements of the Brazilian Subsidiaries (in each case, referred to as the "Subsidiary") used in the preparation of the financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement or the Prospectus, their letter shall be to the effect that:

          (i) They are independent certified public accountants with respect to the Subsidiary and its consolidated subsidi aries within the meaning of the Act and the applicable pub lished rules and regulations thereunder;

          (ii) On the basis of limited procedures, not consti tuting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Subsidiary and its consolidated subsidiaries, inspection of the minute books of the Subsidiary and its consolidated subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Subsidiary and its consolidated subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited condensed financial statements of operations, consolidated balance sheets and consoli dated statements of changes in financial position of the Subsidiary used in the preparation of the unaudited condensed financial statements of operations, consolidated balance sheets and consolidated statements of changes in financial position of the Company and its subsidiaries included or incorporated by reference, in the Company's Quarterly Reports on Form 10-Q incor porated by reference in the Prospectus are not stated on a basis substantially consistent with the audited consolidated statements of operations, consolidated balance sheets and consolidated statements of changes in financial position of the Subsidiary used in the preparation of the audited financial statements of operations, consolidated balance sheets and consolidated statements of changes in financial position of the Company and its subsidiaries included or incorporated by reference, in the Company's Annual Report on Form 10-K for the most recent fiscal year; and

               (B) as of a specified date, there have been any changes in the consolidated capital stock or in the consolidated long-term debt of the Subsidiary and its subsidiaries, or any decreases in consolidated net current assets, stockholders' equity or net earnings of the Subsidiary or its subsidiaries or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet of the Subsidiary used in the preparation of the latest balance sheet of the Company included or incorporated by reference, in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter(s) delivered on the applicable dates specified in Section 7(e) of the Underwriting Agreement for purposes of such letter(s).